UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2003

CALIPER TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	0-28229 (Commission File Number)	33-0675808 (IRS Employer Identification No.)

68 Elm Street
Hopkinton, MA 01748
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (508) 435-9500

Not Applicable
(Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

On November 6, 2003, Caliper Technologies Corp. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALIPER TECHNOLOGIES CORP.

November 6, 2003	By:	/s/ JAMES L. KNIGHTON James L. Knighton Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of document

99.1	Press release of Caliper Technologies Corp. dated November 6, 2003, announcing financial results for the quarter ended September 30, 2003.